UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant	☐

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☐	DefinitiveProxy Statement
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☐	Soliciting Material Pursuant to Rule 14a-12

Millennium Investment and Acquisition Co Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MILLENNIUM INVESTMENT & ACQUISITION CO INC.

301 Winding Road

Old Bethpage, NY 11804

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

Monday, November ___, 2021, 10:00 AM (local time)

The 2021 Annual Meeting of Stockholders of Millennium Investment & Acquisition Co Inc. (“MILC” or the “Company”) will be held at 301 Winding Road, Old Bethpage NY 11804 on Monday, November ____, 2021, at 10:00 AM local time.

The items of business are:

(1)	to elect the four (4) individual nominees named in the accompanying Proxy Statement to serve as the members of the Company’s Board of Directors (the “Board”) until the next meeting of stockholders of the Company or until such directors’ respective successors are duly elected and qualified.

(2)	to ratify the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm.

(3)	to approve the 2021 Equity Incentive Plan (the “Plan”)

(4)	to approve an amendment to the Certificate of Incorporation of the Company to allow for redemption by the Company of its shares of common stock in accordance with its Divestiture Plan;

(5)	to approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement

(6)	to recommend, on an advisory basis, a three-year frequency for holding an advisory vote on executive compensation; and

(7)	to transact such other business as may properly come before the meeting.

These items are more fully described in the accompanying proxy statement. The Company’s Form 10-Q for the period ended June 30, 2021, which includes the Company’s unaudited financial statements as of June 30, 2021 and its audited financial statements as of and for the year ended December 31, 2020, is being mailed with these materials.

The Board has fixed the close of business on October 13, 2021 as the record date for the determination of shareholders entitled to notice of and to vote at the 2021 annual meeting and any adjournments thereof. Shareholders of record can vote their common shares by using the Internet or telephone. Instructions for using these convenient services are set forth in the enclosed materials. You also may vote your common shares by marking your votes on the enclosed white proxy card, signing and dating it and mailing it in the enclosed envelope.

Your vote is important. Please vote by using the Internet or telephone, or by marking, signing, dating and returning the enclosed white proxy card.

By order of the Board of Directors

/s/ David H. Lesser
David H. Lesser
Chairman, CEO, Secretary and Treasurer

October ____, 2021

IMPORTANT NOTICE CONCERNING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS MEETING TO BE HELD ON NOVEMBER ___ , 2021:

The Company’s 2021 proxy materials and report on Form 10-Q for the year six months ended June 30, 2021, will be mailed on or about October ___ , 2021 and are available at www.proxyvote.com.

MILLENNIUM INVESTMENT & ACQUISITION CO INC.

301 Winding Road

Old Bethpage, NY 11804

Proxy Statement

2021 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Millennium Investment & Acquisition Company, Inc. (“MILC” or the “Company”) to be used at the 2021 annual meeting of stockholders of the Company to be held on Monday, November ____, 2021 at 10:00 AM local time (including as it may be adjourned from time to time, the “Meeting”), at 301 Winding Road, Old Bethpage NY 11804, and at any adjustments thereof. The items of business for the annual meeting are:

(1)	to elect the four (4) individual nominees named in the accompanying Proxy Statement to serve as the members of the Company’s Board of Directors (the “Board”) until the next meeting of stockholders of the Company or until such directors’ respective successors are duly elected and qualified.

(2)	to ratify the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm.

(3)	to approve the 2021 Equity Incentive Plan

(4)	to approve an amendment to the Certificate of Incorporation of the Company to allow for redemption by the Company of its shares of common stock in accordance with its Divestiture Plan (the “Amendment’);

(5)	to approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement;

(6)	to recommend, on an advisory basis, a three-year frequency for holding an advisory vote on executive compensation; and

(7)	to transact such other business as may properly come before the meeting.

This proxy statement and the accompanying proxy card are first being sent to stockholders on or about October ___, 2021. The Company’s Form 10-Q for the period ended June 30, 2021, which includes the Company’s unaudited financial statements as of June 30, 2021, and its audited financial statements as of and for the year ended December 31, 2020, is being mailed with these materials.

The cost of this solicitation of proxies will be borne by the Company. Solicitations may be made by mail, telephone, facsimile or electronic mail, and by officers of the Company without extra compensation. The Company will reimburse brokerage firms and other third parties for their reasonable and customary expenses in forwarding our proxy materials to beneficial owners of our common shares.

The Board of Directors has fixed the close of business on October 13, 2021 as the record date (the “record date”) for the determination of shareholders entitled to notice of and to vote at the 2021 annual meeting and any adjournments thereof. At the close of business on the record date, there were outstanding and entitled to vote 10,949,814 of our common shares.

Quorum, Voting Power, Effect of Abstentions, Required Votes

At the annual meeting, the presence, in person or by proxy, of shareholders holding 33.33% of shares outstanding on the Record Date shall constitute a quorum. Each outstanding common share shall be entitled to one vote on each matter submitted to a vote. A vote by a majority of the shares present, in person or by proxy, at the annual meeting shall decide a particular matter. For purposes of the foregoing, abstentions will have the same effect as a vote against a Proposal and Broker non-votes shall not be deemed to be votes cast, although they shall be counted for purposes of determining the existence of a quorum.

The nominees for the Board of directors that receive the highest number of affirmative votes cast, up to the number of nominee slots to be filled, shall be elected as directors.

To be approved, Proposal 2 (ratification of the appointment of MaloneBailey, LLP, as our independent registered public accounting firm for the year ending December 31, 2021), must receive the affirmative vote from the holders of a majority of those votes present in person or by proxy at the 2021 Annual Meeting. Accordingly, abstentions will have the same effect as a vote against the Proposal. Broker non-votes (although none are expected to exist in connection with Proposal 2 since this is a routine matter for which brokers have discretion to vote if beneficial owners do not provide voting instructions) will have no effect on this proposal. Proposal 2 is an advisory vote, and therefore is not binding on us, the Audit Committee of the Board of Directors or the Board of Directors. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

To be approved, Proposal 3, which relates to the approval of the 2021 Equity Incentive Plan must receive FOR votes from the holders of a majority of the votes present in person or by proxy 2021 Annual Meeting. Abstentions will have the same effect as a vote against the Proposal. Broker non-votes will have no effect.

To be approved, Proposal 4, which relates to the amendment to the Certificate of Incorporation of the Company to allow for redemption by the Company of its shares of common stock in accordance with its Divestiture Plan must receive FOR votes from the holders of a majority of the shares outstanding on the Record Date. Abstentions and Broker-non-votes will have the same effect as a vote against the Proposal.

To be approved, Proposal 5, which relates to the approval, on an advisory basis, of the compensation of our named executive officers, must receive FOR votes from the holders of a majority of the votes present in person or by proxy at the 2021 Annual Meeting. Abstentions will have the same effect as a vote against the Proposal. Broker non-votes will have no effect. This vote is advisory, and therefore is not binding on us, the Compensation Committee or the Board of Directors. The Board of Directors and Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officers’ compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

For Proposal 6, which relates to the recommendation, on an advisory basis, of the frequency for holding an advisory vote on the compensation of our named executive officers, the frequency receiving the highest number of votes cast at the 2021 Annual Meeting will be the frequency recommended by our stockholders. Only votes for 1 YEAR, 2 YEARS or 3 YEARS will affect the outcome. Abstentions and broker non-votes will have no effect. However, because this vote is advisory and not binding on us, the Board of Directors or the Compensation Committee, the Board of Directors and Compensation Committee may decide that it is in the best interests of our stockholders and us to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.

VOTING PROCEDURES

To vote, please:

●	complete, date and sign the enclosed form of proxy and mail it in the enclosed postage-paid envelope, or

●	use the Internet to access www.voteproxy.com and follow the on-screen instructions. Have your proxy card available when you access the web page, or

If you are a holder of record or registered shareholder and do not appoint and instruct proxies by voting over the Internet, by telephone or by marking, signing, dating and returning the white proxy card, then in order to vote you must attend the meeting in person in order to vote.

If you do not hold our common shares in your own name, but instead hold your interest in our shares through one or more intermediaries, such as a bank or broker (in many cases referred to as owning shares “in street name”), then you are considered a holder of a beneficial interest in our common shares, or a “beneficial owner”, and you will be able to vote the shares in which you hold your interest through those intermediaries. An intermediary will forward our proxy materials to you and provide to you instructions as to how to vote the shares held by you.

The Company will bear the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally or by telephone, and the Company may pay persons holding shares of the Company in their names or those of their nominees for their expenses in sending soliciting materials to their principals. Authorizations to execute proxies may be obtained by fax or by telephonic instructions in accordance with procedures designed to authenticate the stockholder’s identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide or confirm certain identifiable information and to confirm that the stockholder has received the Company’s proxy statement and proxy card in the mail. Within 72 hours of receiving a stockholder’s solicited telephonic voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder’s instructions and to provide a telephone number to call immediately if the stockholder’s instructions are not correctly reflected in the confirmation.

Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted “FOR” the proposals.

If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, or represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Company on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, “abstentions”), then the Company’s shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business, and such abstentions will also constitute a vote “against” each of the proposals, because of the particular voting standards applicable to those proposals, as disclosed above.

Broker Non-Votes, Routine and Non-Routine Matters

The ratification of MaloneBailey, LLP as the Company’s independent registered public accounting firm is considered a routine matter, so banks and brokers may vote your shares in regard to this proposal without your instructions. Accordingly, if you are a beneficial owner and wish to have your vote on this proposal counted in a particular way, either “for”, “against”, or as an abstention, then you must provide your voting instructions by Internet, telephone or white proxy card. If you do not instruct your bank or broker how to vote on this routine matter, your bank or broker may vote your shares in their discretion.

The election of directors is considered a non-routine matter, and therefore banks and brokers may not vote on your behalf in the election of directors without your instructions. Please note that if you want your votes in the election of directors to be counted, you must instruct your bank or broker how to vote your shares. If you do not provide voting instructions, no votes will be cast on your behalf in the election of directors.

The approval of the 2021 Equity Incentive Plan is considered a non-routine matter, and therefore banks and brokers may not vote on your behalf for the approval of the 2021 Equity Incentive Plan without your instructions. Please note that if you want your votes related to the 2021 Equity Incentive Plan to be counted, you must instruct your bank or broker how to vote your shares. If you do not provide voting instructions, no votes will be cast on your behalf in the approval of the 2021 Equity Incentive Plan.

The approval of the Amendment is considered a non-routine matter, and therefore banks and brokers may not vote on your behalf for the approval of the Amendment without your instructions. Please note that if you want your votes related to the Plan to be counted, you must instruct your bank or broker how to vote your shares. If you do not provide voting instructions, no votes will be cast on your behalf in the approval of the Amendment.

The approval on an advisory basis, of the compensation of our named executive officer is considered a non-routine matter, and therefore banks and brokers may not vote on your behalf for the approval of the compensation of our named executive officer without your instructions. Please note that if you want your votes related to the approval on an advisory basis, of the compensation of our named executive officer to be counted, you must instruct your bank or broker how to vote your shares. If you do not provide voting instructions, no votes will be cast on your behalf in the approval on an advisory basis, of the compensation of our named executive officer.

The selection of frequency for holding an advisory vote on the compensation of our named executive officers, is considered a non-routine matter, and therefore banks and brokers may not vote on your behalf for a frequency without your instructions. Please note that if you want your votes related to the frequency for holding an advisory vote on the compensation of our named executive officers to be counted, you must instruct your bank or broker how to vote your shares. If you do not provide voting instructions, no votes will be cast on your behalf for any frequency for holding an advisory vote on the compensation of our named executive officers.

The frequency receiving the highest number of votes cast at the 2021 Annual Meeting will be the frequency recommended by our stockholders. Only votes for 1 YEAR, 2 YEARS or 3 YEARS will affect the outcome. Abstentions and broker non-votes will have no effect. However, because this vote is advisory and not binding on us, the Board of Directors or the Compensation Committee, the Board of Directors and Compensation Committee may decide that it is in the best interests of our stockholders and us to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders

Note that, at the annual meeting, abstentions and non-votes shall not be deemed to be votes cast, although they shall be counted for purposed of determining the existence of a quorum.

Revocability or Change of Proxies

A proxy may be revoked or changed at any time prior to the voting thereof, by (1) giving notice to the Secretary of the Company in writing c/o Millennium Investment & Acquisition Co. Inc., 301 Winding Road, Old Bethpage, NY 11804, (2) submitting a later-dated proxy, subject to the voting deadlines that are described on the proxy card or voting instruction form, as applicable, or (3) by appearing at the 2021 Annual Meeting in person and voting your shares. Attendance at the meeting will not, by itself, revoke a proxy unless you specifically so request.

Cumulative Voting

Shareholders of the Company are not entitled to exercise cumulative voting rights in the election of directors.

Notice of Electronic Availability of Proxy Materials

As permitted by rules of the Securities and Exchange Commission (the “SEC”), these proxy materials and our

Report on Form 10-Q for the period ended June 30, 2021 are being made available to our shareholders online and are accessible through www.proxyvote.com.

Directors’ Voting Recommendations

The Board of Directors recommends that you vote your common shares FOR each of the Board’s four nominees that are standing for election to the Board of Directors (Proposal 1); FOR the ratification of MaloneBailey, LLP as our independent registered public accounting firm (Proposal 2); FOR the approval of the 2021 Equity Incentive Plan (Proposal 3); and FOR the approval of the Amendment (Proposal No. 4); FOR approval, on an advisory basis, of the executive compensation of our named executive officers (Proposal No. 5); and FOR a three year frequency for holding an advisory vote on the compensation of our named executive officer(Proposal No.6) .

PROPOSAL 1: ELECTION OF DIRECTORS

It is proposed that stockholders of MILC consider the election of the following Directors to serve until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. The individual nominees (the “Nominees”) proposed for election are listed below. Mr. Lesser, Mr. McTavish and Mr. Greene currently serve as Directors of MILC and Ms. Rouziek is a nominee.

●	David H. Lesser
●	Kevin McTavish
●	Roger Greene
●	Miriam Rouziek

Each Nominee has consented to being named in this Proxy Statement and has agreed to continue to serve as a director if elected. Biographical information about each Nominee and other information relevant to the Nominees and the ownership and governance of the Company is set forth below. The address of each Nominee is in care of the Company at 301 Winding Road, Old Bethpage, New York 11804.

The persons named as proxies on the accompanying form of proxy intend to vote each such proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for election to office. It is not contemplated that any Nominee will be unable to serve as a director for any reason but, if such a reason should arise as to any Nominee or Nominees prior to the Meeting, the is proxy holders shall be authorized to substitute another person or persons of their choice as nominee or nominees.

One of the Nominees, Mr. Lesser, is an “Interested Persons” of the Company, as defined in the Investment Company Act of 1940 (the “1940 Act”). MILC is currently seeking to deregister as a 1940 Act because we are no longer an investment company. The remaining three Nominees are “disinterested” or “independent.” For determining independence, we use the Nasdaq definition of independence. As independent directors, the three disinterested directors will play a critical role in overseeing Company operations and policing potential conflicts of interest between the Company, its officers and service providers.

Historically, the Company has reimbursed directors for their expenses relating to Board service and paid remuneration to directors and officers, although it has not had a bonus, pension, profit-sharing or retirement plan. The Board has determined to pay the disinterested members of the Board $4,000 per annum and to reimburse them for expenses related to attending Board meetings and their participation as members of the Board. In addition, the Company has one officer: Mr. Lesser, who serves as CEO, CFO, Treasurer and Secretary. The Board has determined to pay Mr. Lesser base compensation at an annual rate of $120,000 in cash. In addition, Mr. Lesser is entitled to incentive-based compensation as determined by the Compensation Committee of the Board. Effective January, 2018, the Board determined to pay Mr. Lesser $120,000 related to his role as CEO of Millennium HI Carbon LLC, a wholly owned subsidiary of MILC. The foregoing remuneration and compensation amounts and expense reimbursement policy went into effect as of October 4, 2013 and apply on an ongoing basis unless and until modified by the Board. The Board expects to review these amounts and policies when appropriate based on activities of the Company. The aggregate amount of compensation paid to each Nominee by the Company for the fiscal year ended December 31, 2020 is disclosed below under “The Nominees – Nominees’ Compensation”.

The Nominees and Officer

Name, Age, Address(a)	Positions with Company(b)	Term of Office, Length of Service	Principal Occupations, Past Five Years	Number of Funds in MILC Complex(c) Overseen by Nominee	Other Public Directorships Held by Nominee, Past Five Years(d)
David H. Lesser, 55	Interested Director(e), Chairman of the Board of Directors, CEO, Secretary, Treasurer	Took office October 3, 2013 by means of written consent of majority of stockholders	Chairman and CEO of Millennium Investment & Acquisition Company (OTC Pink: MILC) since 2013 Chairman and CEO of Power REIT (NYSE MKT: PW) since 2011 President of Hudson Bay Partners, LP since 1995 CEO of IntelliStay Hospitality Management, LLC since 2015 President of IntelliGen Power Systems, LLC since 2011 President of DHL Realty since 1995	1	Chairman of Power REIT (NYSE MKT: PW)

Kevin McTavish, 64	Independent Director	Took office on June 9, 2015.	Managing Partner Summit Capital Partners, LP 1998 – Present Santa Barbara, CA Managing Director Europe - Westport Capital Partners UK, LLP Sept. 2016 – Sept. 2019 London, United Kingdom Principal & Chief Operating Officer Colony Capital, Inc. 1995 – 2003	1

Roger Greene, 66	Independent Director	Took office on September 10, 2020	CEO - Marquette Partners, Inc./Marquette Advisors, Inc. 2003 – present Managing Director - Canons Park Advisors 2014-2019 CEO, director - Brattle Street Investment Company August 2019 to present Director - Patient Home Monitoring Company 2010 to 2017	1

Miriam Rouziek, 39	Nominee for Independent Director		Manager – CVR Energy 2021 – Present Audit Manager, PKF Texas 2016 – 2021	1

(a) The address of each Nominee is in care of the Company at 301 Winding Road, Old Bethpage, New York 11804.

(b) “Independent Directors” are directors who are not “Interested Persons” (as defined in Section 2(a)(19) of the 1940 Act) of MILC and “Interested Directors” are directors who are, or are being treated by the Company as, “Interested Persons” of MILC.

(c) The term “Fund Complex” refers to MILC and no other registered investment companies.

(d) “Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”), or other investment companies registered under the 1940 Act.

(e) Mr. Lesser is an “Interested Person” by virtue of his position as an officer of MILC.

Nominees’ Qualifications. The Company believes that each Nominee is competent to serve as a director of the Company because of his overall individual merits, including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. The Company does not believe that any one factor is determinative in assessing a Nominee’s qualifications, but that the collective experience of each Nominee makes him highly qualified to serve.

Mr. Lesser (Age: 55) has over 35 years of experience in financial services, accounting, valuation and businesses experience. In addition to serving as Chairman and CEO of the Company, Mr. Lesser also serves as Chairman and CEO of Power REIT (NYSE American: PW) since 2011. In addition, he is the President of Hudson Bay Partners, LP (“HBP”), an investment firm focused primarily on real estate-related and alternative energy opportunities since its inception in 1996; Co-Founder and CEO of IntelliStay Hospitality Management, LLC; President of DHL Realty, Inc.; and President of IntelliGen Power Systems, LLC. Previously, Mr. Lesser was a Director of Investment Banking at Merrill Lynch & Co.

Mr. Lesser holds a Masters of Business Administration (M.B.A.). from Cornell University and a B.S. in Applied Economics and Management from Cornell University.

We believe Mr. Lesser’s extensive investment experience and experience with public companies make him well qualified to continue serve as a director of MILC.

Kevin McTavish (Age: 63) has over 30 years’ experience in real estate investing including development, distressed debt, and bankruptcies for several widely recognized real estate funds. Mr. McTavish currently serves as Managing Partner of Summit Capital Partners, LP which he founded in 1998. From 2016 – 2019, Mr. McTavish was a Managing Director of Westport Capital Partners UK, LLP where he led efforts to invest in real estate and real estate related debt & securities throughout Europe for Westport Capital Partners LLC. Westport Capital Partners LLC is an independent investment advisor, specializing in opportunistic and core real estate investing on behalf of a broad institutional client base of investor-partners. Mr. McTavish also currently serves as Chairman of the Board for Institutional Real Estate, Inc. (IREI). Additionally, from 2003-2007 he served as a member of the Board of Directors of Lodgian, Inc. a publicly traded hotel company. At Lodgian he was Chairman of both the Compensation & Nominating Committees as a member of the Audit Committee. From 1995 - 2003 Mr. McTavish was a Principal at Colony Capital, LLC. He was a member of Investment Committee and Major Asset Review Committee. Colony has invested in and manages nearly $60 billion in real estate assets. As Chief Operating Officer he oversaw the 50 person asset management group responsible for more than 1,000 real estate assets comprising several billion dollars. From 1998-2002 he led Colony’s efforts in establishing offices in Japan & Korea. Additional responsibilities at Colony included Chairman of Aman Resorts and LaHotel Corporation (owner of the L’Ermitage Hotel in Beverly Hills, CA). He was an active member of the Board of Directors for publicly traded Verado Holdings, Inc. – an investment made with Texas Pacific Group and the Donald Sturm Group. Prior to Colony he was a founder of Brazos Asset Management (later renamed Lone Star Opportunity Fund) for the Robert Bass Group.

Mr. McTavish holds an M.B.A. in Real Estate from The Wharton School of Business and a B.S. from the United States Naval Academy (Superintendent’s List, 1980).

We believe Mr. McTavish’s experience related to investments, management and operations makes him well qualified to continue to serve as a director of MILC.

Roger Greene (Age: 66) has more than 25 years of experience advising firms in the life sciences, technology and real estate investment arena. He has been CEO of Marquette Partners (and its predecessor Marquette Advisors) since 2003 and was Managing Director of Canons Park Advisors from 2014-2019. He has acted as an advisor to numerous firms involved in acquisitions and repositioning business strategies, with emphasis in the healthcare services and life sciences sector. This work included service as a director of Patient Home Monitoring from 2010 to 2017 as the company acquired businesses and then split into VieMed (Toronto Stock Exchange) and Protech Home Medical (Toronto Venture Exchange). In August 2019, Mr. Greene was appointed to serve as director and CEO of Brattle Street Investment Company as the company seeks new opportunities in the life sciences sector. Mr. Greene has served as general counsel to technology and real estate investment firms, including managers for Brazos and Lone Star Funds, which acquired and sold billions of dollars in assets.

Mr. Greene holds a Bachelor of Arts degree in economics from Harvard College and a law degree from Harvard Law School.

We believe Mr. Greene’s experience related to investments, management, law and operations makes him well qualified to continue to serve as a director of MILC.

Miriam Rouziek (Age: 39) has more than 10 years of accounting, tax, and audit experience. Ms. Rouziek currently serves as Manager of Refined Products & Renewables Accounting at CVR Energy, Inc. Previously she was an audit manager at PKF Texas from 2016-2021, where she audited and reviewed SEC filers and privately-held companies, and engaged in special projects for clients related to adoption of new accounting guidance, including the new Revenue Recognition guidance and Lease guidance, as well as projects related to internal controls process improvements. Prior to that she was a supervising senior auditor at MaloneBailey, LLP from 2010 to 2016 where she audited and reviewed SEC filers. Throughout her professional and academic careers, Ms. Rouziek was engaged in leadership activity where she worked to train and develop individuals on a variety of accounting and auditing topics.

Ms. Rouziek holds a Bachelor of Arts in English Literature from University of Houston and an MLA in English Literature and an MSA in accounting from University of St. Thomas.

We believe Ms. Rouziek’s experience related to accounting, tax, and audit makes her well qualified to serve as director of MILC.

Nominees and Director Compensation. The aggregate amount of compensation paid to each Nominee by MILC as for the fiscal year ended December 31, 2020 was as follows:

Name	Aggregate Compensation from MILC AND AFFILIATES	Pension or Retirement Benefits Accrued as Part of MILC Expenses	Estimated Annual Benefits from MILC upon Retirement	Total Compensation from MILC and MILC Complex Paid to Directors
Kevin McTavish	$4,000	None	None	None
Roger Greene	$2,000	None	None	None
Miriam Rouziek	None	None	None	None

Currently, the Company pays its Independent Directors an annual fee of $4,000. The Company has proposed an Executive Compensation Plan. We do not currently have any employment agreements with any of our executive officers.

Executive Officer Compensation

Name	Aggregate Compensation from MILC AND AFFILIATES	Pension or Retirement Benefits Accrued as Part of MILC Expenses	Estimated Annual Benefits from MILC upon Retirement	Total Compensation from MILC and MILC Complex Paid to Directors
David H. Lesser	$240,000	None	None	$240,000

The compensation for David H. Lesser, our Chairman and CEO has been set at $10,000 monthly from each of the Company and its wholly owned subsidiary (MHC). These amounts will be reviewed periodically and may change based on the required commitment of the Independent Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE FOUR NOMINEES AS DIRECTORS OF THE COMPANY

ADDITIONAL DISCLOSURE RELATING TO OUR DIRECTORS, EXECUTIVE OFFICER AND CORPORATE GOVERNANCE

The Board

Board Leadership Structure. David H. Lesser has served as Chairman of the Board since October 3, 2013. He is an Interested Person of the Company as defined in section 2(a)(19) of the 1940 by virtue of his position as an officer of the Company. MILC is currently seeking to deregister as a 1940 Act as we no longer are an investment company. The Chairman is typically responsible for (a) chairing Board meetings, (b) setting the agendas for those meetings and (c) providing information to Board members in advance of each Board meeting and between Board meetings. Since October 3, 2012, Mr. Lesser has also served as the CEO and CFO of the Company. Generally, the Company believes it best to have a single leader who is seen by stockholders, business partners and other stakeholders and counterparties as providing strong leadership. In addition to the foregoing roles, since October 3, 2013 Mr. Lesser has served as Company Secretary and Treasurer.

Audit Committee. The board of MILC has established an Audit Committee with Mr. McTavish as Chair, Mr. Greene as a member, and Ms. Rouziek as a Financial Expert if she is elected.

Nominating and Compensation Committee. The board of MILC has established a Nominating and Compensation Committee with Mr. McTavish as Chair and Mr. Greene as a member.

The Independent Directors include Messrs. Kevin McTavish and Roger Greene. We use the standard established by New York Stock Exchange to determine independence. Governance guidelines provide that the Independent Directors will meet in executive session at each Board meeting and no less than annually.

The Company believes that its Chairman, together with the Audit Committee, the Nominating and Compensation Committee, the Independent Directors and the full Board of Directors, provide effective leadership to serve the interests of stockholders.

The Company does not have a lead independent director, which the Company believes is appropriate given (i) its belief that its Chairman, together with the respective committees, the Independent Directors and the full Board of Directors, provide effective leadership to serve the interests of stockholders; (ii) the fact that the Independent Directors will meet in executive session at each Board meeting and no less than annually; and, (iii) the fact that the Board will have only four members and therefore, in the Company’s view, does not need additional structural mechanisms in order to help ensure free and open communication among all the directors.

Board Risk Oversight. The Board is responsible for overseeing risk management, and the full Board regularly, and on an ad hoc basis when necessary, engages in risk management reviews and discussions and receives compliance and other reports from its relevant service providers. In addition, in its role, the audit committee considers financial and reporting risks and raises them with the full Board when necessary. The Board believes that its oversight of material risks is adequately maintained.

Board Meetings. During the fiscal year ended December 31, 2020, the Board held one meeting and on four other occasions took action by written consent and the Audit Committee and Nominating and Compensation Committee each met one time. During the year ended December 31, 2020, each current member of the Board of Directors attended at least 75% of the aggregate of all meetings of the Board of Directors and of all meetings of committees of the Board of Directors on which such member served that were held during the period in which such director served.

Attendance at Stockholders’ Meetings. MILC does not have a formal policy regarding directors’ attendance at annual meetings of the Company’s stockholders. All three Directors participated in MILC’s 2020 Annual Meeting.

Audit Committee. The Company has a standing audit committee comprised of the directors who are not “Interested Persons” of the Company as defined in the 1940 Act. MILC is currently seeking to deregister as a 1940 Act as we are no longer an investment company. The Company’s audit committee, met once during the Company’s the fiscal year ended December 31, 2020. The function of the audit committee is (1) to oversee the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements and (2) to assist in the Board of Directors in its oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and the qualifications, independence and performance of the Company’s independent registered public accounting firm. A copy of the Company’s audit committee charter, which describes the audit committee’s purposes, duties and powers, is available on our website: www.millinvestment.com.

Nominating and Compensation Committee. The nominating or compensation committee was established by the Company during 2008. The Company’s Nominating and Compensation Committee, met once during the Company’s fiscal year ended December 31, 2020. The Committee is to act on behalf of the Board of Directors with respect to the compensation of the Company’s officers and board members, and relating to and including management development and succession plans. The Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing from time to time the size and composition of the Board and Board committees, identifying individuals for nomination as directors and filling vacancies on the Board of Directors. A copy of the Company’s nominating and compensation committee charter, which describes the committee’s purposes, duties and powers, is available on our website: www.millinvestment.com.

Company security holders are welcome to recommend director nominees to the Company, and may do so by communicating with the Chairman of the Board or any other Board member in the manner described under “Other Matters”, below.

Review and Approval of Transactions with Related Persons

The Board of Directors has adopted policies and procedures for review, approval and monitoring of transactions involving MILC and “related persons” (directors and executive officers or their immediate family members, or stockholders owning 5% or greater of the Company’s outstanding stock). The policy covers any related person transaction that meets the minimum threshold for disclosure in the Proxy Statement under the relevant rules of the Securities and Exchange Commission (the “SEC”). Pursuant to our charter, our Audit Committee reviews on an on-going basis for potential conflicts of interest, and approve if appropriate, all our “Related Party Transactions.” For purposes of the Audit Committee Charter, “Related Party Transactions” means those transactions required to be disclosed pursuant to Item 404 of SEC Regulation S-K.

A discussion of our current related person transactions appears in this Proxy Statement under “Transactions with Related Persons, Promoters and Certain Control Persons.”

Communication with Directors

Historically, the Company has not provided a formal process related to stockholder communications with the Board of Directors. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board of Directors or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. The Company believes its responsiveness to stockholder communications to the Board of Directors has been excellent.

Stockholders and interested parties who wish to communicate with the Board of Directors, non-management members of the Board of Directors as a group, a committee of the Board of Directors or a specific member of the Board of Directors may do so by letters addressed to the attention of our Corporate Secretary.

The address for these communications is: c/o Corporate Secretary Millennium Investment & Acquisition Co Inc. 301 Winding Road, Old Bethpage NY 11804.

Beneficial Ownership of Shares

This section sets forth information for MILC regarding the beneficial ownership of its shares as October ,2021, by the Nominees of MILC owning shares on such date and by any stockholders owning 5% or more of MILC’s outstanding shares. The address for each officer, director and nominee is c/o Millennium Investment & Acquisition Co Inc., 301 Winding Road, Old Bethpage NY 11804

As of October , 2021, MILC’s directors and executive officers, as a group, beneficially owned approximately 19.40% of MILC’s outstanding common stock, and each beneficially owned MILC common stock as follows:

Name	Shares of Common Stock Owned	Percentage of Common Stock Owned
David H. Lesser*(a)	2,124,461	19.40	/%
Roger Greene	None	None
Kevin McTavish	None	None
Miriam Rouziek	None	None
All directors and executive officers as a group (3)	2,124,461	19.40%

*Interested Director of MILC. Each other director named is an Independent Director of MILC.

(a) includes shares owned directly by David H. Lesser and shares held indirectly by David H. Lesser through a 100% owned limited liability corporation.

Based on information provided by MILC’s transfer agent, on October 1, 2021, Cede & Co. held of record approximately 74.23%, and David H. Lesser and his affiliates held of record approximately 19.38% of the outstanding common stock of MILC and no other person held of record 5% or more of the outstanding shares of common stock of MILC. Based on information obtained by reviewing public filings required by the SEC on Forms 3, 4 and 5 and Schedules 13D and 13G, persons beneficially owning 5% or more of MILC’s common stock have reported their ownership of MILC shares as indicated below. Unless otherwise indicated, to our knowledge, each person named below has sole voting and investment power with respect to the shares beneficially owned by it, except to the extent authority is shared by spouses under applicable law or as otherwise disclosed in their respective public filings.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percentage of Beneficial Ownership
David H. Lesser	2,124,461	19.4%
Sanlam Investment Holdings Ltd(1)	1,360,391	12.4%
Greensprings Capital LP(2)	777,261	7.1%
Christopher M Plahm and Ella M Plahm(3)	658,325	5.9%

(1)	Based on information contained in a Schedule 13D/A jointly filed on April 9, 2010, by Sanlam Investment Holdings Ltd, Sanlam International Investment Partners Limited, and Sanlam Limited who share voting and investment control over these securities.

(2)	Based on information contained in a Schedule 13G filed on January 21, 2020 by Greensprings Capital LP, who share voting and investment control over these securities.

(3)	Based on information contained in a Schedule 13G filed on January 21, 2020, by Christopher M Plahm who has sole voting power over 615,374 shares, and Ella M Plahm, who has sole voting power over 42,951 shares. The address of Christopher M Plahm and Ella M Plahm is 1346 Krystyna Crossing, Lemont, Il 60439

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and our other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2020 all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

Code of Conduct

We have adopted a code of conduct that applies to all officers, directors and employees, including those officers responsible for financial reporting. The full text of the code of conduct is posted on our website at www.millinvestment.com. If we make any substantive amendments to the code of conduct or grant any waiver from a provision of the code of conduct to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

Insider Trading and Hedging

Our Code of Business Conduct and Ethics contains a provision that precludes officers, directors and employees who have access to confidential information from using or sharing that information for stock trading purposes or for any other purpose except the conduct of the Company’s business and in strict conformance with all applicable laws and SEC regulations. All non-public information for personal financial benefit or to tip others who might make an investment decision on the basis of this information is not only unethical but also illegal.

The Company does not currently have in place an express policy that prohibits short sales, hedging, and transactions in derivatives of our securities for all of MILC’s personnel, including officers, directors and employees, independent contractors and consultants. In addition, we do not currently have in place an express policy that prohibits pledging of MILC’s securities as collateral by the Company’s directors and executive officers.

Related Party Transactions

Subject to applicable restrictions under the 1940 Act, MILC may from time-to-time enter into transactions with a director, officer or employee, or transactions in which such a person (or one or more of such person’s family members, household members or entities with which such person is affiliated or by which such person is employed) has a direct or indirect material financial interest; provided, however, that in each such case such interests shall have been disclosed to the directors of MILC and a majority of the disinterested directors shall have approved such transaction as being on terms substantially equivalent to those reasonably to be expected in a similar, arm’s-length transaction with an unrelated party, and in the interests of MILC. MILC is currently seeking to deregister from the 1940 Act as we are no longer an investment company.

Commencing September 2016, the Board approved payment to an entity affiliated with the CEO of the Company, Mr. Lesser, to reimburse such entity for accounting and administrative functions at a rate of $750 per month for each of Millennium Investment & Acquisition Company and Millennium HI Carbon LLC. During 2019 and 2020, the total amount paid to such affiliate of Mr. Lesser was $18,000 and $18,000, respectively.

The Company has hired Morrison Cohen, LLP (“MoCo”) as its legal counsel with respect to general corporate matters. A spouse of the Company’s CEO is a partner at Morrison. During the twelve months ended December 31, 2020 the Company paid $8,918.50 to MoCo.

During the first half of 2021, the board approved three investments in transactions affiliated with the CEO of the Company, Mr. Lesser. On May 24th, 2021, the Company invested $750,000 in Walsenburg Cannabis LLC (“WC”) in the form of a short-term loan that is convertible into a preferred equity interest that receives a full return of invested capital plus a preferred return of 12.5% after which MILC has a 77.5% ownership of the entity. On June 11th, 2021, the Company invested $750,000 in VinCann LLC (“VC”). The investment was in the form of a preferred equity interest that receives a full return of invested capital plus a preferred return of 12.5% after which MILC has a 77.5% ownership stake. On September 9th, 2021, Marengo Cannabis LLC, a subsidiary of MILC’s wholly owned subsidiary, Millennium Cannabis LLC (“Millennium Cannabis”), executed a long-term lease (the “lease”) to operate a 556,156 square foot greenhouse cultivation facility located in Marengo Township, Michigan. These three majority and wholly owned subsidiaries are operating entities at greenhouse cultivation facilities where Power REIT (Ticker: PW and PW.PRA) is the landlord. Mr. Lesser is also CEO and Chairman of Power REIT.

PROPOSAL 2: RATIFICATION OF INDEPENDENT AUDIT FIRM

It is proposed that the stockholders of the Company ratify the appointment of the Company’s independent registered public accounting firm for the year ending December 31, 2021. Ratification of the appointment of MaloneBailey, LLP by our stockholders is not required by law, our bylaws or other governing documents. As a matter of policy, however, the appointment is being submitted to our stockholders for ratification at the annual meeting. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interest and the best interests of our stockholders.

The 1940 Act requires that the Company’s independent registered public accounting firm (the “independent auditors” or the “auditors”) be selected by a majority of those directors who are not “Interested Persons” (as defined in the 1940 Act) of the Company. MILC is currently seeking to deregister as a 1940 Act as we are no longer an investment company. The Audit Committee has direct responsibility for the appointment, compensation, retention and oversight of Company’s independent auditors. The Company’s Audit Committee approved, and the Company’s Board, including a majority of those directors who are not “Interested Persons” of the Company, ratified and approved the selection of MaloneBailey, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2021. The Company seeks the ratification of the stockholders of this selection.

Fees Paid to the Independent Registered Public Accounting Firm

The following table sets forth the aggregate fees including expenses billed to us for the years ended December 31, 2020 and 2019 by our auditors:

	Year ended	Year ended
	December 31,	December 31,
	2020	2019
Audit fees and Expenses (1)	$23,000.00	$26,750.00
Taxation preparation fees	9,921.00	9,175.00
	$32,921.00	$35,925.00

(1) Audit fees were for professional services rendered for the annual audit and reviews of the interim results included in the Forms N-CSR of the financial statements of the Company.

The Audit Committee has adopted procedures for pre-approving all audit and non-audit services provided by the independent registered public accounting firm, including the fees and terms of such services. These procedures include reviewing detailed back-up documentation for audit and permitted non-audit services. The documentation includes a description of, and a budgeted amount for, particular categories of non-audit services that are recurring in nature and therefore anticipated at the time that the budget is submitted. Audit Committee approval is required to exceed the pre-approved amount for a particular category of non-audit services and to engage the independent registered public accounting firm for any non-audit services not included in those pre-approved amounts. For both types of pre-approval, the Audit Committee considers whether such services are consistent with the rules on auditor independence promulgated by the SEC and the PCAOB. The Audit Committee also considers whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service, based on such reasons as the auditor’s familiarity with our business, people, culture, accounting systems, risk profile, and whether the services enhance our ability to manage or control risks, and improve audit quality. The Audit Committee may form and delegate pre-approval authority to subcommittees consisting of one or more members of the Audit Committee, and such subcommittees must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. All of the services provided by the independent registered public accounting firm were pre-approved by the Audit Committee.

The Audit Committee has adopted procedures for pre-approving all audit and non-audit services provided by the independent registered public accounting firm, including the fees and terms of such services. All of the services provided by the independent registered public accounting firm were pre-approved by the Audit Committee.

A representative of MaloneBailey LLP will be in attendance at the annual meeting via conference call to respond to appropriate questions and to make a statement if they desire to do so.

The Audit Committee of the Board of Directors has selected MaloneBailey, LLP, an independent registered accounting firm, to audit the books and financial records of the Company for the year ending December 31, 2021. MILC is asking its stockholders to ratify the appointment of MaloneBailey, LLP as MILC’s independent registered public accounting firm for fiscal 2021.

A representative of MaloneBailey, LLP is expected to be present either in person or via teleconference at the 2021 Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he or she desires to do so.

MaloneBailey , LLP has served as our independent registered accounting firm since August 12, 2021. On August 12, 2021, the Audit Committee dismissed Tait, Weller & Baker LLP (“TWB”) as our independent registered public accounting firm. TWB’s reports on our financial statements as of and for the two years ended December 31, 2020 and 2019, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2020 and 2019, and the subsequent interim period through August 12, 2021, there were no disagreements with TWB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of TWB, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on our financial statements for such years. During the years ended December 31, 2020 and 2019, and the subsequent interim period through August 12, 2021, there were no events otherwise reportable under Item 304(a)(1)(v) of Regulation S-K.

During our fiscal years ended December 31, 2020 and 2021, and the subsequent interim period through August 12, 2021, neither we, nor anyone on our behalf, consulted with MaloneBailey, LLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Required Vote

The affirmative vote from the holders of a majority of those votes present in person or by proxy at the 2021 Annual Meeting is required to approve, on an advisory basis, the ratification of the appointment of MaloneBailey, LLP, as our independent registered public accounting firm for the year ending December 31, 2021. In accordance with Delaware law, abstentions will be counted for purposes of determining the presence or absence of a quorum as are broker non-votes. Abstentions will have the same effect as a vote against the proposal and broker non-votes will not be counted for purposes of determining the number of shares represented and voted on this proposal in the meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO RATIFY MALONE BAILEY LLP AS THE COMPANY’S INDEPENDED REGISTERED PUBLIC ACCOUNTING FIRM

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed MILC’s audited consolidated financial statements as of and for the year ended December 31, 2020 with the management of MILC and MaloneBailey, LLP, MILC’s independent registered public accounting firm. Further, the Audit Committee has discussed with MaloneBailey, LLP the matters required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, and other applicable regulations, relating to the firm’s judgment about the quality, not just the acceptability, of MILC’s accounting principles, the reasonableness of significant judgments and estimates, and the clarity of disclosures in the consolidated financial statements.

The Audit Committee also has received the written disclosures and the letter from MaloneBailey, LLP required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, which relate to MaloneBailey, LLP’s independence from MILC, and has discussed with MaloneBailey, LLP its independence from MILC. The Audit Committee has also considered whether the independent registered public accounting firm’s provision of non-audit services MILC is compatible with maintaining the firm’s independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from MILC and its management. The Audit Committee also considered whether, and determined that, the independent registered public accounting firm’s provision of other non-audit services to us was compatible with maintaining MaloneBailey, LLP ’s independence. The Audit Committee also reviewed management’s report on its assessment of the effectiveness of MILC’s internal control over financial reporting. In addition, the Audit Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of MILC’s’s internal and disclosure control structure. The members of the Audit Committee are not our employees and are not performing the functions of auditors or accountants. Accordingly, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not constitute assurance that the audit of our consolidated financial statements has been carried out in accordance with the standards of the PCAOB or that our auditors are in fact independent.

Based on the reviews, reports and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that MILC’s audited consolidated financial statements for the year ended December 31, 2020 and management’s assessment of the effectiveness of MILC’s internal control over financial reporting be included in MLC’s Annual Report on Form N-CSR for the year ended December 31, 2020, for filing with the SEC. The Audit Committee has recommended, and the Board of Directors has approved, subject to stockholder ratification, the selection of MaloneBailey, LLP as MILC’s independent registered public accounting firm for the year ending December 31, 2020.

Submitted by the Audit Committee of the Board of Directors.

Members of the Audit Committee:
Roger Greene Kevin McTavish

1 The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not incorporated by reference in any filing of MICL under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL 3: APPROVAL OF THE 2021 EQUITY INCENTIVE PLAN

The Board has approved, subject to stockholder approval, the 2021 Equity Incentive Plan.

The principal provisions of the 2021 Equity Incentive Plan, (the “2021 Plan”), are summarized below and the 2021 plan is attached hereto as Appendix A. The following discussion is qualified in its entirety by reference to the 2021 Plan.

Purpose of the 2021 Plan

The Board of Directors believes the 2021 Plan, including the maximum number of shares available for awards under the 2021 Plan, is necessary to ensure that we have adequate capacity to continue to attract, reward and retain employees, non-employee directors and consultants.

The 2021 Plan reserves a total of 1,370,000 shares for issuance. We believe that this number represents a reasonable amount of potential equity dilution and allows the Company to continue to award equity incentives, which are an important component of our overall compensation program.

Share Usage and Key Data

2021 Plan. On October 1, 2021, the Board of Directors adopted, subject to stockholder approval at the 2021 Annual Meeting, the 2021 Plan. The 2021 Plan will become effective on the date the stockholders approve the 2021 Plan.

Eligibility; Type of Awards. The 2021 Plan provides for the grant of incentive stock options, or ISOs, non-statutory stock options, or NSOs, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance-based awards, and other awards, or collectively, awards. ISOs may be granted only to our employees, including our officers, and the employees of our affiliates. All other awards may be granted to our officers, our non-employee directors and consultants and the employees and consultants of our affiliates.

Authorized shares. The aggregate number of shares of our common stock that may be issued pursuant to stock awards under the 2021 Plan will not exceed 1,370,000 shares consisting of the shares reserved and available for issuance pursuant to the grant of new awards upon the effectiveness of the 2021 Plan. Additionally, the number of shares of our common stock reserved for issuance under our 2021 Plan will automatically increase on January 1 of each year, beginning on January 1, 2022 and ending on and including January 1, 2031, by 12.5% of the total number of shares of our capital stock outstanding on December 31 of the preceding calendar year, or a lesser number of shares determined by the Board of Directors. The maximum number of shares that may be issued upon the exercise of ISOs under our 2021 Plan is 1,370,000 shares.

Shares issued under our 2021 Plan will be authorized but unissued or reacquired shares of our common stock. Shares subject to awards granted under our 2021 Plan that expire or terminate without being exercised in full, or that are paid out in cash rather than in shares, will not reduce the number of shares available for issuance under our 2021 Plan. Additionally, shares issued pursuant to awards under our 2021 Plan that we repurchase or that are forfeited, as well as shares used to pay the exercise price of an award or to satisfy the tax withholding obligations related to an award, will become available for future grant.

Non-employee director limits. The maximum number of shares of our common stock subject to stock awards granted during a single fiscal year to any non-employee director with respect to any calendar year that follows the calendar year in which such individual is first appointed or elected to the Board, taken together with any cash fees paid to such non-employee director during the fiscal year, shall not exceed $300,000 in total value and with respect to the calendar year in which a non-employee director is first appointed or elected to the Board, will not exceed $1,000,000 in total value (in each case, calculating the value of any such stock awards based on the grant date fair value of such stock awards for financial reporting purposes and excluding, for this purpose, the value of any dividend equivalent payments paid pursuant to any stock award granted in a previous fiscal year).

Plan administration. The Board, or a duly authorized committee of the Board, may administer our 2021 Plan. The Board has delegated concurrent authority to administer our 2021 Plan to the Nominating and Compensation Committee under the terms of the Nominating and Compensation Committee’s charter. We sometimes refer to the Board, or the applicable committee with the power to administer our equity incentive plans, as the administrator. The administrator may also delegate to one or more of our officers the authority to (1) designate employees (other than officers) to receive specified awards, and (2) determine the number of shares subject to such awards.

The administrator has the authority to determine the terms of awards, including recipients, the exercise, purchase or strike price of awards, if any, the number of shares subject to each award, the fair market value of a share of our common stock, the vesting schedule applicable to the awards, together with any vesting acceleration, and the form of consideration, if any, payable upon exercise or settlement of the award and the terms of the award agreements for use under our 2021 Plan.

Stock Options. ISOs and NSOs may be granted pursuant to stock option agreements adopted by the administrator. The administrator determines the exercise price for a stock option, within the terms and conditions of the 2021 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Options granted under the 2021 Plan vest at the rate specified by the administrator. The closing price of our common stock as reported on the OTC Exchange on October ____, 2021, was $_____ per share.

The administrator determines the term of stock options granted under the 2021 Plan, up to a maximum of ten years. Unless the terms of an option holder’s stock option agreement provide otherwise, if an option holder’s service relationship with us, or any of our affiliates, ceases for any reason other than disability, death or cause, the option holder may generally exercise any vested options for a period of three months following the cessation of service. The option term may be extended in the event that either an exercise of the option or an immediate sale of shares acquired upon exercise of the option following such a termination of service is prohibited by applicable securities laws or our insider trading policy. If an option holder’s service relationship with us or any of our affiliates ceases due to disability or death, or an option holder dies within a certain period following cessation of service, the option holder or a beneficiary may generally exercise any vested options for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, options generally terminate immediately upon the termination of the individual for cause. In no event may an option be exercised beyond the expiration of its term.

Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the administrator and may include (1) cash, check, bank draft or money order, (2) a broker-assisted cashless exercise, (3) the tender of shares of our common stock previously owned by the option holder, (4) a net exercise of the option if it is an NSO, and (5) other legal consideration approved by the administrator.

Options may not be transferred to third party financial institutions for value. Unless the administrator provides otherwise, options generally are not transferable except by will, the laws of descent and distribution, or pursuant to a domestic relations order. An option holder may designate a beneficiary, however, who may exercise the option following the option holder’s death.

Restricted Stock Awards. Restricted stock awards are granted pursuant to restricted stock award agreements adopted by the administrator. Restricted stock awards may be granted in consideration for cash, check, bank draft or money order, services rendered to us or our affiliates, or any other form of legal consideration. Common stock acquired under a restricted stock award may, but need not, be subject to a share repurchase option in our favor in accordance with a vesting schedule to be determined by the administrator. A restricted stock award may be transferred only upon such terms and conditions as set by the administrator. Except as otherwise provided in the applicable award agreement, restricted stock awards that have not vested may be forfeited or repurchased by us upon the participant’s cessation of continuous service for any reason.

Restricted Stock Unit Awards. Restricted stock unit awards are granted pursuant to restricted stock unit award agreements adopted by the administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason.

Stock Appreciation Rights. Stock appreciation rights are granted pursuant to stock appreciation right grant agreements adopted by the administrator. The administrator determines the strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Upon the exercise of a stock appreciation right, we will pay the participant an amount equal to the product of (1) the excess of the per share fair market value of our common stock on the date of exercise over the strike price, multiplied by (2) the number of shares of common stock with respect to which the stock appreciation right is exercised. A stock appreciation right granted under the 2021 Plan vests at the rate specified in the stock appreciation right agreement as determined by the administrator.

The administrator determines the term of stock appreciation rights granted under the 2021 Plan, up to a maximum of ten years. Unless the terms of a participant’s stock appreciation right agreement provide otherwise, if a participant’s service relationship with us or any of our affiliates ceases for any reason other than cause, disability or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. The stock appreciation right term may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. If a participant’s service relationship with us, or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may a stock appreciation right be exercised beyond the expiration of its term.

Performance Awards. Our 2021 Plan permits the grant of performance-based stock and cash awards. The administrator can structure such awards so that the stock or cash will be issued or paid pursuant to such award only following the achievement of certain pre-established performance goals during a designated performance period. Performance awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the common stock

The performance goals may be based any measure of performance selected by the administrator. The administrator may establish performance goals on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise (i) in the award agreement at the time the award is granted or (ii) in such other document setting forth the performance goals at the time the goals are established, the administrator will appropriately make adjustments in the method of calculating the attainment of the performance goals as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock-based compensation and the award of bonuses under our bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles.

Other Awards. The administrator may grant other awards based in whole or in part by reference to our common stock. The administrator will set the number of shares under the award and all other terms and conditions of such awards.

Changes to Capital Structure. In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split, or recapitalization, appropriate adjustments will be made to (1) the class and maximum number of shares reserved for issuance under the 2021 Plan; (2) the class and maximum number of shares by which the share reserve may increase automatically each year; (3) the class and maximum number of shares that may be issued upon the exercise of incentive stock options; and (4) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding awards

Corporate Transaction; Change in Control. The 2021 Plan provides that in the event of a corporate transaction, as defined in the 2021 Plan, the following provisions will apply to outstanding stock awards, unless otherwise provided in a stock award agreement or any other written agreement between us and a participant, or unless otherwise expressly provided by the administrator at the time of grant of a stock award:

●	Any stock awards outstanding under the 2021 Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by us with respect to the stock award may be assigned to the successor (or its parent company).

●	If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full to a date prior to the effective time of the corporate transaction (contingent upon the effectiveness of the corporate transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by us with respect to such stock awards will lapse (contingent upon the effectiveness of the corporate transaction)

●	If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then any such stock awards that are held by persons other than current participants will terminate if not exercised (if applicable) prior to the effective time of the corporate transaction, except that any reacquisition or repurchase rights held by us with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the corporate transaction.

●	In the event a stock award will terminate if not exercised prior to the effective time of a corporate transaction, the administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (i) the per share amount payable to holders of common stock in connection with the corporate transaction, over (ii) any per share exercise price payable by such holder provided in the stock award, if applicable. In addition, any escrow, holdback, earn out or similar provisions in the definitive agreement for the corporate transaction may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of common stock.

In addition, the Board has the sole and complete discretion to determine to accelerate vesting and exercisability of all or any awards in the event of a corporate transaction.

Under the 2021 Plan, a corporate transaction is generally the consummation of: (1) a sale of all or substantially all of our assets, (2) the sale or disposition of more than 50% of our outstanding securities, (3) a merger or consolidation where we do not survive the transaction, or (4) a merger or consolidation where we do survive the transaction but the shares of our common stock outstanding immediately before such transaction are converted or exchanged into other property by virtue of the transaction.

A stock award may be subject to additional acceleration of vesting and exercisability upon or after a change in control, as defined in the 2021 Plan, as may be provided in the stock award agreement for such stock award or in any other written agreement between us and a participant, but in the absence of such a provision, no such acceleration will occur.

Transferability. A participant may not transfer awards under our 2021 Plan other than by will, the laws of descent and distribution or as otherwise provided under our 2021 Plan.

Plan amendment or termination. The Board has the authority to amend, suspend, or terminate our 2021 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. No ISOs may be granted after the tenth anniversary of the date the Board adopted our 2021 Plan. No awards may be granted under our 2021 Plan while it is suspended or after it is terminated.

Material U.S. Federal Income Tax Treatment of Options and Awards

The following is a summary of the effect of U.S. federal income taxation on the participants in the 2021 Plan and the company. However, it does not purport to be complete and does not describe the state, local or foreign tax considerations or the consequences for any particular individual.

Incentive Stock Options

An ISO results in neither taxable income to the optionee, nor a deduction to the Company at the time it is granted or exercised. If the optionee holds the stock received as a result of an exercise of an ISO for at least two years from the date of the grant and one year from the date of exercise, then the gain realized on disposition of the stock is treated as a long-term capital gain. If the shares are disposed of during this period, however (i.e., a “disqualifying disposition”), then the optionee will include the income, as ordinary compensation for the year of the disposition, in an amount equal to the excess, if any, of the fair market value of the shares, upon exercise of the option over the option price (or, if less, the excess of the amount realized upon disposition over the option price). The excess, if any, of the sale price over the fair market value on the date of exercise will be a short-term capital gain. In such case, the Company will be entitled to a deduction, in the year of such a disposition, for the amount includible in the optionee’s income as compensation, subject to the limitations of Section 162(m) of the Code. The optionee’s tax basis in the shares acquired upon exercise of an ISO is equal to the option price paid, plus any amount includible in his or her income as a result of a disqualifying disposition.

Non-Qualified Stock Options

A NSO results in no taxable income to the optionee or deduction to the Company at the time it is granted. An optionee exercising a NSO will, at that time, realize taxable compensation in the amount of the excess of the then market value of the shares over the option price. Subject to the applicable provisions of the Code, including the limitations of Section 162(m), a deduction for federal income tax purposes will be allowable to the Company in the year of exercise in an amount equal to the taxable compensation realized by the optionee. The optionee’s tax basis in shares received upon exercise is equal to the sum of the option price plus the amount includible in his or her income as compensation upon exercise.

Any gain (or loss) upon subsequent disposition of the shares will be a long- or short-term gain (or loss), depending upon the holding period of the shares.

If a NSO is exercised by tendering previously owned shares of the company’s common stock in payment of the option price, then, instead of the treatment described above, the following will apply: a number of new shares equal to the number of previously owned shares tendered will be considered to have been received in a tax-free exchange; the optionee’s basis and holding period for such number of new shares will be equal to the basis and holding period of the previously owned shares exchanged. The optionee will have compensation income equal to the fair market value on the date of exercise of the number of new shares received in excess of such number of exchanged shares; the optionee’s basis in such excess shares will be equal to the amount of such compensation income; and the holding period in such shares will begin on the date of exercise.

Stock Appreciation Rights

Generally, the recipient of a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted.

If the grantee receives the appreciation inherent in the SAR (change in stock price plus dividends from grant date to settlement date) in cash, the cash will be taxed as ordinary income to the employee at the time it is received. If the grantee receives the appreciation inherent in the SAR in stock, the value is converted into stock which is taxable as ordinary income at the fair market value of the stock.

In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the settlement of a SAR, the Company will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the settlement, subject to the limitations of Section 162(m) of the Code.

Restricted Stock Awards / Performance Stock Awards

No income will be recognized at the time of grant by the recipient of a restricted stock award or performance stock award while such award is subject to a substantial risk of forfeiture. Generally, at the time the substantial risk of forfeiture terminates with respect to a stock award, the then fair market value of the stock awarded will constitute ordinary income to the employee. Subject to the applicable limitations of Section 162(m), a deduction for federal income tax purposes will be allowable to the company in an amount equal to the compensation realized by the recipient.

Other Awards

In the case of an award of RSUs, performance awards, dividend equivalents or dividend equivalent units or other stock or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery. In that taxable year, the company will receive a federal income tax deduction in an amount equal to the ordinary income which the recipient has recognized, subject to the limitations of Section 162(m) of the Code.

Section 162(m)

We generally will be entitled to a tax deduction in connection with an award granted under the 2021 Plan (subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of a tax reporting obligation) in an amount equal to the ordinary income recognized by a participant and at the time the participant recognizes such income (for example, on the exercise of a NSO). Section 162(m) may limit the deductibility of compensation paid to our chief executive officer and to each of the three most highly compensated executive officers other than the chief executive officer and the chief financial officer. Under Section 162(m), the annual compensation paid to any of these specified executives will be deductible by the company only to the extent that it does not exceed $1,000,000 or an exemption from such deduction limitation is applicable and available.

The exemption from Section 162(m)’s deduction limit for performance-based compensation has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our covered executive officers in excess of $1 million will not be deductible unless it qualifies for transition relief applicable to certain performance-based compensation arrangements already in place as of November 2, 2017. The administrator reserves the right to grant awards under the 2021 Plan that result in compensation to our covered officers in excess of the $1 million Section 162(m) deduction limitation.

Plan Benefits

Future benefits under the 2021 Plan are not currently determinable.

Interests of Directors and Executive Officers

Our current directors and executive officers have substantial interests in the matters set forth in this proposal since equity awards may be granted to them under the 2021 Plan.

Required Vote

The affirmative vote of a majority of the votes present in person or by proxy at the 2021 Annual Meeting is required to approve the 2021 Equity Incentive Plan. In accordance with Delaware law, abstentions will be counted for purposes of determining the presence or absence of a quorum as are broker non-votes. Abstentions will have the same effect as a vote against the proposal and broker non-votes will not be counted for purposes of determining the number of shares represented and voted on this proposal in the meeting.

THE BOARD OF DIRECTORS AND COMPENSATION COMMITTEE UNANIMOUSLY RECOMMEND A

VOTE FOR THE APPROVAL OF THE 2021 PLAN

PROPOSAL 4: APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO ALLOW FOR REDEMPTION BY THE COMPANY OF ITS SHARES OF COMMON STOCK IN ACCORDANCE WITH ITS DIVESTITURE PLAN

The Board of Directors has adopted a resolution approving and recommending to our stockholders for their approval, a proposed amendment to the Company’s Certificate of Incorporation to allow for redemption by the Company of its shares of common stock in accordance with its Divestiture Plan. The text of the form of the proposed amendment to the Certificate of Incorporation to implement Proposal 4 is set forth in the certificate of amendment annexed to this proxy statement as Appendix B. The proposed amendment would set forth a new Article TWELVETH, entitled Divestiture Plan, which provides that so long as the Company (directly or indirectly) has a license from a governmental agency to conduct its business, which license is conditioned upon some or all of the holders of the Company’s shares possessing certain qualifications, any and all shares of the Company’s shares shall be subject to redemption to the extent necessary to prevent loss of such license or to reinstate any license.

The effect of the adoption of Proposal 4 would be to allow for redemption by the Company of its shares of common stock held by persons who are deemed unsuitable or disqualified by state cannabis regulators, such as the Colorado Marijuana Enforcement Division.

The Company’s recent investments in cannabis through its wholly owned subsidiary Millennium Cannabis, LLC has subjected it to the Colorado cannabis regulatory approval process. We are currently seeking Colorado cannabis regulatory approval to take an ownership interest in Walsenburg Cannabis LLC (“WC”), a company to which we have made a short-term loan. State regulators in Colorado could determine that a MILC shareholder or one of its affiliates was unsuitable or disqualified to own a direct or indirect interest in a company subject to Colorado cannabis regulatory approval. In such event, all of our licenses, consents and approvals under Colorado state cannabis laws and regulations would be in jeopardy unless we were to be able to redeem the shares held by the MILC shareholder deemed unsuitable or disqualified by such regulators.

As a result, the Board has adopted a resolution approving and recommending to our stockholders for their approval, a proposed amendment to the Company’s Certificate of Incorporation setting forth a new Article TWELVETH, entitled Divestiture Plan, to allow for redemption by the Company of its shares of common stock in such circumstances.

Specifically, the amendment provides that so long as the Company (directly or indirectly) has a license from a governmental agency to conduct its business, which license is conditioned upon some or all of the holders of the Company’s shares possessing certain qualifications, any and all shares of the Company’s shares shall be subject to redemption, out of funds legally available thereof, by the Company, at its sole option and its sole discretion, to the extent necessary to prevent loss of such license or to reinstate any license.

In addition, unless the stockholder voluntarily divests itself of its shares, any shares of the Company’s shares of stock redeemable pursuant to the Divestiture Plan may be called for redemption immediately for cash, property or rights, on not less than five (5) days’ notice to the holder(s) thereof at a redemption price equal to the average closing price of such shares as reported on the exchange on which shares of the Company’s common shares is quoted or traded for the 45 trading days immediately preceding the date of the redemption notice; or if such shares are not so traded or quoted, the redemption price shall be determined in good faith by the Company’s Board of Directors.

The amendment further provides that it shall be unlawful for any stockholder who does not meet certain qualifications to: (i) receive any dividend, payment, distribution or interest with regard to the shares, (ii) exercise, directly or indirectly or through any proxy, director, or nominee, any voting or other right conferred by such shares, and such shares shall not for any purposes be included in the shares of the Company entitled to vote, or (iii) receive any remuneration that may be due to such stockholder, accruing after the date of such notice of determination of unsuitability or disqualification by the Colorado Marijuana Enforcement Division, in any form from the Corporation for services rendered or otherwise.

Required Vote

The affirmative vote of a majority of the shares outstanding on the Record Date is required to approve the amendment to the Certificate of Incorporation of the Company to allow for redemption by the Company of its shares of common stock in accordance with its Divestiture Plan. In accordance with Delaware law, abstentions will be counted for purposes of determining the presence or absence of a quorum as are broker non-votes. Abstentions will have the same effect as a vote against the proposal and broker non-votes will not be counted for purposes of determining the number of shares represented and voted on this proposal in the meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO APPROVE THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO ALLOW FOR REDEMPTION BY THE COMPANY OF ITS SHARES OF COMMON STOCK IN ACCORDANCE WITH ITS DIVESTITURE PLAN

PROPOSAL 5

ADVISORY VOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) we are required to provide our stockholders with the opportunity to cast an advisory vote on the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules. The advisory stockholder vote to approve the compensation of our named executive officers is often referred to as the “say-on-pay vote.” This say-on-pay vote will not be binding on us, the Board of Directors, or the Nominating and Compensation Committee.

As described in detail in this proxy statement, our executive compensation program is designed to (1) align executive officers’ interests with those of our stockholders; (2) attract, motivate and retain executive officers; and (3) reward the achievement of our annual, long-term and strategic goals. Our executive officers are rewarded for the achievement of specific financial operating goals established by the Compensation Committee and the realization of increased stockholder value.

Our Compensation Committee continually reviews the compensation programs for our executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.

The Board of Directors is asking our stockholders to indicate their support for our named executive officers’ compensation as disclosed in this proxy statement. This proposal gives our stockholders the opportunity to express their views on our executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

Accordingly, the Board of Directors will ask our stockholders to vote “FOR” the following resolution at the 2021 Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers as disclosed in the proxy statement for the 2021 Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the Summary Compensation Table for fiscal year 2020, and the other related tables and disclosures).”

The say-on-pay vote is advisory, and therefore is not binding on us, the Nominating and Compensation Committee or the Board of Directors. The Board of Directors and Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officers’ compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Required Vote

The affirmative vote of a majority of the votes present in person or by proxy at the meeting at the 2021 Annual Meeting is required to approve, on an advisory basis, the compensation of the Company’s named executive officers. In accordance with Delaware law, abstentions will be counted for purposes of determining the presence or absence of a quorum as are broker non-votes. Abstentions will have the same effect as a vote against the proposal and broker non-votes will not be counted for purposes of determining the number of shares represented and voted on this proposal in the meeting.

THE BOARD OF DIRECTORS AND COMPENSATION COMMITTEE UNANIMOUSLY RECOMMEND A VOTE FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 6

ADVISORY VOTE REGARDING THE FREQUENCY OF FUTURE

ADVISORY VOTES ON EXECUTIVE COMPENSATION

In accordance with the Dodd-Frank Act, we are seeking the input of our stockholders on the question of how frequently MITC should seek the stockholder vote to approve (on an advisory basis) the compensation of our named executive officers. The advisory stockholder vote to approve the compensation of our named executive officers is often referred to as the “say-on-pay vote”; Proposal No. 5 is such a “say-on-pay” proposal. This Proposal No. 6 is often referred to as a “say-on-frequency” vote.

The Dodd-Frank Act specifies that stockholders be given the opportunity to vote on the Company’s executive compensation programs either annually, every two years, or every three years. The Board of Directors recommends that our stockholders select “3 YEAR” when voting on the frequency of the advisory vote on executive compensation. The three-year voting cycle allows stockholders to review compensation after reviewing executive performance for a period of time. Although this vote is advisory and nonbinding, the Board of Directors will review voting results and give consideration to the outcome of such voting. However, because this vote is advisory and not binding on the Board of Directors or us, the Board of Directors may decide that it is in the best interests of our stockholders and us to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.

Required Vote

The option of one year, two years, or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders. In accordance with Delaware law, abstentions will be counted for purposes of determining the presence or absence of a quorum as will broker non-votes. Abstentions and broker non-votes will not be counted for purposes of determining the number of shares represented and voted on this proposal and, accordingly, will not affect the outcome of this proposal.

THE BOARD OF DIRECTORS AND NOMINATING AND COMPENSATION COMMITTEE UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR APPROVAL OF A THREE (3) YEAR FREQUENCY FOR HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.

OTHER MATTERS

The Company’s Board is not aware of any other matter that may come before the meeting. However, should any such matter or matters properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter or matters.

If you and other residents at your mailing address own shares in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement. This practice is known as “householding.” If you did not respond that you did not want to participate in householding, then you were deemed to have consented to householding, and your broker or bank will be sending only one copy of our annual report and proxy statement to your address. You may revoke your consent to householding at any time by sending your name, the name of your brokerage firm and your account number to Broadridge Financial Solutions Inc., 51 Mercedes Way, Edgewood, NY 11717. In all events, if you did not receive an individual copy of this proxy statement or our annual report, and wish to do so, we will send you such a copy or copies if you send a written request to us at our principal executive offices, Attention: Investor Relations, or telephone us at (212) 750-0371. If your household is receiving multiple copies of our annual report and proxy statement, you can request householding by contacting us in the same manner.

Stockholders who wish to communicate with directors should send communications to the attention of the Secretary of the Company, 301 Winding Road, Old Bethpage, New York 11804. Communications will be directed to the director or directors indicated in the communication or, if no director or directors are indicated, to the chairman of the Board.

On October ___, 2021, the Company filed with the SEC a Form 10-Q for the period ended June 30, 2021 which includes audited financial statements for the year ended December 31, 2020. Such report is available from the SEC’s website at www.sec.gov. If desired, a hard copy is available to shareholders, without charge, upon written request to our principal executive offices, Attention: Investor Relations.

NO DISSENTERS’ RIGHTS

The corporate action described in this Proxy Statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

STOCKHOLDER PROPOSALS FOR THE 2022 ANNUAL MEETING

Stockholders who intend to present proposals at the 2022 Annual Meeting of Stockholders under SEC Rule 14a-8 must ensure that such proposals are received by the Corporate Secretary of the Company not later than June 30, 2022. Such proposals must meet the requirements of our bylaws and the SEC to be eligible for inclusion in our 2021 proxy materials.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING DIRECTORS AND THEIR NOMINEES

Please advise the Company, in care of the Company’s transfer agent, American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY IN THE ENCLOSED STAMPED ENVELOPE.

Dated: October ____, 2021

EXHIBIT A: 2021 Equity Incentive Plan

Millennium Investment & Acquisition Co. Inc.

2021 Equity Incentive Plan

Adopted by the Board of Directors: October 1, 2021

Approved by the Stockholders: November ___ , 2021

i

1. General.

(a) Plan Purpose. The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.

(b) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.

(c) Adoption Date. The Plan will come into existence on the Adoption Date. No Award may be granted under the Plan prior to the Adoption Date. Any Award granted prior to the Effective Date is contingent upon timely receipt of stockholder approval to the extent required under applicable tax, securities and regulatory rules, and satisfaction of any other compliance requirements.

2. Shares Subject to the Plan.

Share Reserve.

(a) Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed 1,370,000 shares.

In addition, subject to any adjustments as necessary to implement any Capitalization Adjustments, such aggregate number of shares of Common Stock will automatically increase on January 1 of each calendar year for a period of ten years commencing on January 1, 2022 and ending on (and including) January 1, 2031, in a number of shares of Common Stock equal to 12.5% of the total number of shares of Capital Stock outstanding on December 31 of the preceding calendar year; provided, however that the Board may act prior to January 1 of a given calendar year to provide that the increase for such year will be a lesser number of shares of Common Stock.

(b) Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 1,370,000 shares.

(c) Share Reserve Operation.

(i) Limit Applies to Common Stock Issued Pursuant to Awards. For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(ii) Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve. The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued, (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock), (3) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an Award; (4) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Award.

1

(iii) Reversion of Previously Issued Shares of Common Stock to Share Reserve. The following shares of Common Stock previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (1) any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares; (2) any shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an Award; and (3) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Award.

3. Eligibility and Limitations.

(a) Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.

(b) Specific Award Limitations.

(i) Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).

(ii) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(iii) Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (i) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (ii) the Option is not exercisable after the expiration of five years from the date of grant of such Option.

(iv) Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company (as such term is defined in Rule 405) unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A because the Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Awards otherwise comply with the distribution requirements of Section 409A.

(c) Aggregate Incentive Stock Option Limit. The aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is the number of shares specified in Section 2(b).

(d) Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any calendar year that follows the calendar year in which such individual is first appointed or elected to the Board, including Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed $750,000 in total value, and with respect to the calendar year in which a Non-Employee Director is first appointed or elected to the Board, will not exceed $1,500,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes.

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4. Options and Stock Appreciation Rights.

Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(a) Term. Subject to Section 3(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.

(b) Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.

(c) Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:

(i) by cash or check, bank draft or money order payable to the Company;

(ii) pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;

(iv) if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or

(v) in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.

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(d) Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.

(e) Transferability. Options and SARs may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:

(i) Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.

(ii) Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.

(f) Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.

(g) Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.

(h) Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section 4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):

(i) three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);

(ii) 12 months following the date of such termination if such termination is due to the Participant’s Disability;

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(iii) 18 months following the date of such termination if such termination is due to the Participant’s death; or

(iv) 18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).

Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.

(i) Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).

(j) Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.

(k) Whole Shares. Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.

5. Awards Other Than Options and Stock Appreciation Rights.

(a) Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(i) Form of Award.

(1) RSAs: To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.

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(2) RSUs: A RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of a RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).

(ii) Consideration.

(1) RSA: A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of consideration (including future services) as the Board may determine and permissible under Applicable Law.

(2) RSU: Unless otherwise determined by the Board at the time of grant, a RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.

(iii) Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board and which may vary. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.

(iv) Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (i) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and (ii) any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.

(v) Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award or RSU Award, as determined by the Board and specified in the Award Agreement).

(vi) Settlement of RSU Awards. A RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.

(b) Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.

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(c) Other Awards. Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.

6. Adjustments upon Changes in Common Stock; Other Corporate Events.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan and the maximum number of shares by which the Share Reserve may annually increase pursuant to Section 2(a), (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(a), and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an equivalent benefit for any fractional shares or fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.

(b) Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions will apply to Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board. The Board has sole and complete discretion to determine to accelerate the vesting and exercisability of all or any Awards in the event of a Corporate Transaction.

(i) Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume or continue the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.

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(ii) Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction. With respect to the vesting of Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction..

(iii) Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv) Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise.

(d) Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.

(e) No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

7. Administration.

(a) Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.

(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; and (6) the Fair Market Value applicable to an Award.

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(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.

(v) To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Corporate Transaction, for reasons of administrative convenience.

(vi) To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vii) To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(viii) To submit any amendment to the Plan for stockholder approval.

(ix) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(x) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(xi) To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant foreign jurisdiction).

(xii) To effect, at any time and from time to time, subject to the consent of any Participant whose Award is Materially Impaired by such action, (1) the reduction of the exercise price (or strike price) of any outstanding Option or SAR; (2) the cancellation of any outstanding Option or SAR and the grant in substitution therefor of (A) a new Option, SAR, Restricted Stock Award, RSU Award or Other Award, under the Plan or another equity plan of the Company, covering the same or a different number of shares of Common Stock, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (3) any other action that is treated as a repricing under generally accepted accounting principles.

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(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.

(d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

(e) Delegation to an Officer. The Board or any Committee may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value.

8. Tax Withholding

(a) Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agree to make adequate provision for (including), any sums required to satisfy any U.S. federal, state, local and/or foreign tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise, vesting or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.

(b) Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. federal, state, local and/or foreign tax or social insurance withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board, or (vi) by such other method as may be set forth in the Award Agreement.

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(c) No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the Internal Revenue Service.

(d) Withholding Indemnification. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.

9. Miscellaneous.

(a) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

(b) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

(c) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(d) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.

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(e) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.

(f) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(g) Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.

(h) Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.

(i) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntary terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

(j) Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.

(k) Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of Restricted Stock and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.

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(l) Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

(m) Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals will be made in accordance with the requirements of Section 409A.

(n) Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

(o) Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.

10. Covenants of the Company.

(a) Compliance with Law. The Company will seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.

11. Additional Rules for Awards Subject to Section 409A.

(a) Application. Unless the provisions of this Section of the Plan are expressly superseded by the provisions in the form of Award Agreement, the provisions of this Section shall apply and shall supersede anything to the contrary set forth in the Award Agreement for a Non-Exempt Award.

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(b) Non-Exempt Awards Subject to Non-Exempt Severance Arrangements. To the extent a Non-Exempt Award is subject to Section 409A due to application of a Non-Exempt Severance Arrangement, the following provisions of this subsection (b) apply.

(i) If the Non-Exempt Award vests in the ordinary course during the Participant’s Continuous Service in accordance with the vesting schedule set forth in the Award Agreement, and does not accelerate vesting under the terms of a Non-Exempt Severance Arrangement, in no event will the shares be issued in respect of such Non-Exempt Award any later than the later of: (i) December 31st of the calendar year that includes the applicable vesting date, or (ii) the 60th day that follows the applicable vesting date.

(ii) If vesting of the Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with the Participant’s Separation from Service, and such vesting acceleration provisions were in effect as of the date of grant of the Non-Exempt Award and, therefore, are part of the terms of such Non-Exempt Award as of the date of grant, then the shares will be earlier issued in settlement of such Non-Exempt Award upon the Participant’s Separation from Service in accordance with the terms of the Non-Exempt Severance Arrangement, but in no event later than the 60th day that follows the date of the Participant’s Separation from Service. However, if at the time the shares would otherwise be issued the Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of such Participant’s Separation from Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.

(iii) If vesting of a Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with a Participant’s Separation from Service, and such vesting acceleration provisions were not in effect as of the date of grant of the Non-Exempt Award and, therefore, are not a part of the terms of such Non-Exempt Award on the date of grant, then such acceleration of vesting of the Non-Exempt Award shall not accelerate the issuance date of the shares, but the shares shall instead be issued on the same schedule as set forth in the Grant Notice as if they had vested in the ordinary course during the Participant’s Continuous Service, notwithstanding the vesting acceleration of the Non-Exempt Award. Such issuance schedule is intended to satisfy the requirements of payment on a specified date or pursuant to a fixed schedule, as provided under Treasury Regulations Section 1.409A-3(a)(4).

(c) Treatment of Non-Exempt Awards Upon a Corporate Transaction for Employees and Consultants. The provisions of this subsection (c) shall apply and shall supersede anything to the contrary set forth in the Plan with respect to the permitted treatment of any Non-Exempt Award in connection with a Corporate Transaction if the Participant was either an Employee or Consultant upon the applicable date of grant of the Non-Exempt Award.

(i) Vested Non-Exempt Awards. The following provisions shall apply to any Vested Non-Exempt Award in connection with a Corporate Transaction:

(1) If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Vested Non-Exempt Award. Upon the Section 409A Change of Control the settlement of the Vested Non-Exempt Award will automatically be accelerated and the shares will be immediately issued in respect of the Vested Non-Exempt Award. Alternatively, the Company may instead provide that the Participant will receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change of Control.

(2) If the Corporate Transaction is not also a Section 409A Change of Control, then the Acquiring Entity must either assume, continue or substitute each Vested Non-Exempt Award. The shares to be issued in respect of the Vested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of the Fair Market Value of the shares made on the date of the Corporate Transaction.

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(ii) Unvested Non-Exempt Awards. The following provisions shall apply to any Unvested Non-Exempt Award unless otherwise determined by the Board pursuant to subsection (e) of this Section.

(1) In the event of a Corporate Transaction, the Acquiring Entity shall assume, continue or substitute any Unvested Non-Exempt Award. Unless otherwise determined by the Board, any Unvested Non-Exempt Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of any Unvested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value of the shares made on the date of the Corporate Transaction.

(2) If the Acquiring Entity will not assume, substitute or continue any Unvested Non-Exempt Award in connection with a Corporate Transaction, then such Award shall automatically terminate and be forfeited upon the Corporate Transaction with no consideration payable to any Participant in respect of such forfeited Unvested Non-Exempt Award. Notwithstanding the foregoing, to the extent permitted and in compliance with the requirements of Section 409A, the Board may in its discretion determine to elect to accelerate the vesting and settlement of the Unvested Non-Exempt Award upon the Corporate Transaction, or instead substitute a cash payment equal to the Fair Market Value of such shares that would otherwise be issued to the Participant, as further provided in subsection (e)(ii) below. In the absence of such discretionary election by the Board, any Unvested Non-Exempt Award shall be forfeited without payment of any consideration to the affected Participants if the Acquiring Entity will not assume, substitute or continue the Unvested Non-Exempt Awards in connection with the Corporate Transaction.

(3) The foregoing treatment shall apply with respect to all Unvested Non-Exempt Awards upon any Corporate Transaction, and regardless of whether or not such Corporate Transaction is also a Section 409A Change of Control.

(d) Treatment of Non-Exempt Awards Upon a Corporate Transaction for Non-Employee Directors. The following provisions of this subsection (d) shall apply and shall supersede anything to the contrary that may be set forth in the Plan with respect to the permitted treatment of a Non-Exempt Director Award in connection with a Corporate Transaction.

(i) If the Corporate Transaction is also a Section 409A Change of Control then the Acquiring Entity may not assume, continue or substitute the Non-Exempt Director Award. Upon the Section 409A Change of Control the vesting and settlement of any Non-Exempt Director Award will automatically be accelerated and the shares will be immediately issued to the Participant in respect of the Non-Exempt Director Award. Alternatively, the Company may provide that the Participant will instead receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change of Control pursuant to the preceding provision.

(ii) If the Corporate Transaction is not also a Section 409A Change of Control, then the Acquiring Entity must either assume, continue or substitute the Non-Exempt Director Award. Unless otherwise determined by the Board, the Non-Exempt Director Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of the Non-Exempt Director Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value made on the date of the Corporate Transaction.

(e) If the RSU Award is a Non-Exempt Award, then the provisions in this Section 11(e) shall apply and supersede anything to the contrary that may be set forth in the Plan or the Award Agreement with respect to the permitted treatment of such Non-Exempt Award:

(i) Any exercise by the Board of discretion to accelerate the vesting of a Non-Exempt Award shall not result in any acceleration of the scheduled issuance dates for the shares in respect of the Non-Exempt Award unless earlier issuance of the shares upon the applicable vesting dates would be in compliance with the requirements of Section 409A.

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(ii) The Company explicitly reserves the right to earlier settle any Non-Exempt Award to the extent permitted and in compliance with the requirements of Section 409A, including pursuant to any of the exemptions available in Treasury Regulations Section 1.409A-3(j)(4)(ix).

(iii) To the extent the terms of any Non-Exempt Award provide that it will be settled upon a Change in Control or Corporate Transaction, to the extent it is required for compliance with the requirements of Section 409A, the Change in Control or Corporate Transaction event triggering settlement must also constitute a Section 409A Change of Control. To the extent the terms of a Non-Exempt Award provides that it will be settled upon a termination of employment or termination of Continuous Service, to the extent it is required for compliance with the requirements of Section 409A, the termination event triggering settlement must also constitute a Separation From Service. However, if at the time the shares would otherwise be issued to a Participant in connection with a “separation from service” such Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of the Participant’s Separation From Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.

(iv) The provisions in this subsection (e) for delivery of the shares in respect of the settlement of a RSU Award that is a Non-Exempt Award are intended to comply with the requirements of Section 409A so that the delivery of the shares to the Participant in respect of such Non-Exempt Award will not trigger the additional tax imposed under Section 409A, and any ambiguities herein will be so interpreted.

12. Severability.

If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

13. Termination of the Plan.

The Board may suspend or terminate the Plan at any time.

No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date, or (ii) the Effective Date.

No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

14. Definitions.

As used in the Plan, the following definitions apply to the capitalized terms indicated below:

(a) “Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Corporate Transaction.

(b) Adoption Date” means the date the Plan is first approved by the Board or Compensation Committee.

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(c) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(d) “Applicable Law” means shall mean any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).

(e) “Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a RSU Award, a SAR, a Performance Award or any Other Award).

(f) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided to a Participant along with the Grant Notice.

(g) “Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.

(h) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(i) “Cause” has the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any crime involving fraud, dishonesty or moral turpitude or attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (ii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iii) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (iv) such Participant’s gross misconduct, conduct that constitutes gross insubordination, incompetence or habitual neglect of duties and that results in (or might have reasonably resulted in) material harm to the business of the Company. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

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(j) “Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events; provided, however, to the extent necessary to avoid adverse personal income tax consequences to the Participant in connection with an Award, also constitutes a Section 409A Change of Control:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur, except for a liquidation into a parent corporation;

(iv) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(v) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(k) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(l) “Committee” means the Compensation Committee and any other committee of Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.

(m) “Common Stock” means the common stock of the Company.

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(n) “Company” means Millennium Investment & Acquisition Co. Inc., a Delaware Investment Company

(o) “Compensation Committee” means the Compensation Committee of the Board.

(p) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(q) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

(r) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least 50% of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(s) “Director” means a member of the Board.

(t) “determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.

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(u) “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(v) “Effective Date” means the date of the 2020 annual meeting of the Company’s stockholders, provided this Plan is approved by the Company’s stockholders on such date.

(w) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(x) “Employer” means the Company or the Affiliate of the Company that employs the Participant.

(y) “Entity” means a corporation, partnership, limited liability company or other entity.

(z) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(aa) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any director or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(bb) “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(cc) “Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority) or other body exercising similar powers or authority; or (d) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).

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(dd) “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.

(ee) “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(ff) “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option that may be exercised, (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws.

(gg) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(hh) “Non-Exempt Award” means any Award that is subject to, and not exempt from, Section 409A, including as the result of (i) a deferral of the issuance of the shares subject to the Award which is elected by the Participant or imposed by the Company, (ii) the terms of any Non-Exempt Severance Agreement.

(ii) “Non-Exempt Director Award” means a Non-Exempt Award granted to a Participant who was a Director but not an Employee on the applicable grant date.

(jj) “Non-Exempt Severance Arrangement” means a severance arrangement or other agreement between the Participant and the Company that provides for acceleration of vesting of an Award and issuance of the shares in respect of such Award upon the Participant’s termination of employment or separation from service (as such term is defined in Section 409A(a)(2)(A)(i) of the Code (and without regard to any alternative definition thereunder) (“Separation from Service”)) and such severance benefit does not satisfy the requirements for an exemption from application of Section 409A provided under Treasury Regulations Section 1.409A-1(b)(4), 1.409A-1(b)(9) or otherwise.

(kk) “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.

(ll) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(mm) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(nn) “Option Agreement” means a written agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.

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(oo) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(pp) “Other Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 5(c).

(qq) “Other Award Agreement” means a written agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.

(rr) “Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ss) “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(tt) “Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b) pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.

(uu) “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any measure of performance selected by the Board.

(vv) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Cash Award.

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(ww) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(xx) “Plan” means this Millennium Investment & Acquisition Co. Inc. 2021 Equity Incentive Plan, as amended from time to time.

(yy) “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day to day operations of the Plan and the Company’s other equity incentive programs.

(zz) “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(h).

(aaa) “Prior Plan’s Available Reserve” means the number of shares available for the grant of new awards under the Prior Plan, to the extent applicable, as of immediately prior to the Effective Date.

(bbb) “Prospectus” means the document containing the Plan information specified in Section 10(a) of the Securities Act.

(ccc) “Restricted Stock Award” or “RSA” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(ddd) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(eee) “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(fff) “RSU Award Agreement” means a written agreement between the Company and a holder of a RSU Award evidencing the terms and conditions of a RSU Award grant. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.

(ggg) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(hhh) “Rule 405” means Rule 405 promulgated under the Securities Act.

(iii) “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.

(jjj) “Section 409A Change of Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

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(kkk) “Securities Act” means the Securities Act of 1933, as amended.

(lll) “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).

(mmm) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4.

(nnn) “SAR Agreement” means a written agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.

(ooo) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(ppp) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

(qqq) “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.

(rrr) “Unvested Non-Exempt Award” means the portion of any Non-Exempt Award that had not vested in accordance with its terms upon or prior to the date of any Corporate Transaction.

(sss) “Vested Non-Exempt Award” means the portion of any Non-Exempt Award that had vested in accordance with its terms upon or prior to the date of a Corporate Transaction.

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